Advisory Research Emerging Markets Opportunities Fund

Advisory Research International Small Cap Value Fund

(each, a “Fund,” and together, the “Funds”)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 20, 2019, to the

Prospectus, Statement of Additional Information and Summary Prospectuses each dated March 1, 2019

Change in Investment Advisor

Effective October 1, 2019, Kevin A. Ross and Marco Priani, the portfolio managers for each Fund, will become employees of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). In anticipation of this move and on the recommendation of Advisory Research, Inc. (“ARI”), the current investment adviser to each Fund, the Board of Trustees of the Trust (the “Board”), at a meeting held on September 19, 2019, considered and approved the following, effective October 1, 2019: (i) the termination of the current advisory agreement between ARI and the Trust, on behalf of the Funds, and (ii) a new investment advisory agreement between the Trust and Vaughan Nelson (the “New Agreement”), pursuant to which Vaughan Nelson would become investment adviser for each Fund, effective upon shareholder approval. In addition, the Board approved the submission of a proposal to each Fund’s shareholders to approve the New Agreement. At the meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of each Fund, and Vaughan Nelson (the “Interim Agreement”), effective October 1, 2019, under which Vaughan Nelson may provide investment advisory services for each Fund for up to 150 days pending shareholder approval of the New Agreement.

Each Fund’s investment objective, principal investment strategy and investment policies will remain the same after the change in investment adviser. In addition, the members of the portfolio management team that have managed each Fund since its inception as employees of ARI will continue to be members of the portfolio management team as employees of Vaughan Nelson. Under both the Interim Agreement and New Agreement, Vaughan Nelson will receive the same compensation that ARI receives from the Funds under the current advisory agreement. Compensation earned under the Interim Agreement with respect to each Fund will be escrowed until shareholders approve the New Agreement with respect to their Fund. The Board has also approved a new operating expenses limitation agreement between the Trust, on behalf of each Fund, and Vaughan Nelson which will maintain each Fund’s current expense limitation.

A special meeting of Fund shareholders will be held to consider and vote on the New Agreement. A proxy statement will be sent to Fund shareholders in advance of the meeting. Please read the proxy statement when it is available because it contains important information about the shareholder meeting and the New Agreement.

Change in Fund Names

Effective October 1, 2019, the name of the Advisory Research Emerging Markets Opportunities Fund will change to Vaughan Nelson Emerging Markets Opportunities Fund and the name of the Advisory Research International Small Cap Value Fund will change to Vaughan Nelson International Small Cap Fund. Each Fund’s investment objective and principal investment strategies will remain the same after the name change.

Re-designation of Fund Shares

Effective October 1, 2019, Investor Class shares and Class I shares of the Advisory Research International Small Cap Value Fund will be re-designated as Advisor Class shares and Institutional Class shares, respectively. In addition, effective October 1,2019, shares of the Advisory Research Emerging Markets Opportunities Fund will be re-designated as Institutional Class shares. These re-designations will have no effect on either Fund’s current fee structure.

Change in Distributor

At a meeting held on September 19, 2019, the Board approved a change in the Funds’ distributor from IMST Distributors, LLC to Natixis Distribution, L.P (“Natixis”) effective October 28, 2019. Natixis is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197, and is an affiliate of Vaughan Nelson.

Accordingly, effective October 28, 2019, the following has been added under “Other Service Providers” in the Funds’ Prospectus:

Natixis Distribution, L.P. (the “Natixis”) is the principal underwriter for the Emerging Markets Opportunities Fund and International Small Cap Value Fund and acts as the Funds’ distributor in connection with the offering of Fund shares. Natixis may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. Natixis is an affiliate of Vaughan Nelson but is not affiliated with the Trust or any other service provider for the Funds.

In addition, effective October 28, 2019, the following has been added under “Distributor and the Distribution Agreement” in the Funds’ Statement of Additional Information:

Natixis Distribution, L.P. is the distributor (also known as the principal underwriter) of the shares of the Emerging Markets Opportunities Fund and International Small Cap Value Fund and is located at 888 Boylston Street, Suite 800, Boston, Massachusetts 02199-8197. Natixis is a registered broker-dealer and is a member of FINRA. Natixis is an affiliate of Vaughan Nelson but is not affiliated with the Trust or any other service provider for the Funds.

Removal of Redemption Fees

Effective October 1, 2019, the redemption fee for the Funds will be removed and all references to the redemption fees in the Prospectus and SAI with respect to the Funds are deleted in their entirety.

New Contact and Wire Instructions

Effective October 28, 2019, the toll-free number for the Funds’ Transfer Agent is 1-888-660-6610.

Effective October 28, 2019, the wire instructions for the Funds’ are as follows:

UMB Bank, n.a.

ABA Number 101000695

DDA: 987 232 5192

For credit to: Vaughan Nelson Funds

Please file this Supplement with your records.